UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21196 and 811-21299

Name of Fund: BBIF Money Fund and Master Money LLC

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BBIF Money Fund and Master Money LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 03/31/2018

Date of reporting period: 03/31/2018

Item 1 – Report to Stockholders

MARCH 31, 2018

ANNUAL REPORT

BBIF Money Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended March 31, 2018, stocks posted solid performance, while bonds delivered mixed results. Solid corporate profits drove the equity market, while rising interest rates constrained bond returns.

The largest global economies experienced sustained and synchronized growth for the first time since the financial crisis, which led to strong equity performance worldwide. Emerging market stocks posted the strongest performance, as accelerating growth in China, the second-largest economy in the world, improved the outlook for corporate profits in most developing nations.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a substantial flattening of the yield curve. The annual return for the three-month Treasury bill surpassed 1.0%, but remained well below the annual headline inflation rate of 2.4%. However, the ten-year U.S. Treasury — a bellwether of the bond market — posted a negative return, as rising energy prices, modest wage growth, and steady job creation drove expectations of higher inflation and interest rate increases by the U.S. Federal Reserve (the “Fed”). In credit markets, the investment-grade and high-yield bond markets posted modest returns in a relatively benign credit environment.

Even though it faced rising pressure to boost interest rates in 2017, the Fed only increased short-term interest rates three times during the last year. However, strong economic performance may justify a more rapid pace of rate hikes in 2018, as the actual inflation rate and investors’ expectations for inflation surpassed the Fed’s target of 2.0%. In addition, the Fed announced plans to reduce its $4.4 trillion balance sheet by $420 billion this year.

By contrast, the European Central Bank (“ECB”) and the Bank of Japan (“BoJ”) continued to expand their balance sheets despite nascent signs of sustained economic growth. Rising global growth, as well as limited bond supply, pressured other central banks to follow in the Fed’s footsteps. In October 2017, the ECB pledged to cut its bond purchases in half for 2018, while the BoJ reiterated its commitment to economic stimulus, even though the size of its balance sheet nearly matched the total output of the Japanese economy.

If the Fed maintains a measured pace of stimulus reduction, to the extent that inflation rises, it is likely to be accompanied by rising real growth. That could lead to a favorable combination of moderately higher inflation, steadily rising interest rates, and improving growth in 2018. Meanwhile, the market’s appetite for risk was mixed, as bond investors rotated to higher-quality assets, and stock investors continued to invest abroad. We continue to believe the primary risks to the economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. In particular, we are closely monitoring trade protectionism and the rise of populism in Western nations.

In December 2017, Congress passed a sweeping tax reform bill. The U.S. tax overhaul is likely to accentuate the existing reflationary themes, including faster growth and rising interest rates. Changing the corporate tax rate to a flat 21.0% will create many winners and losers among high-and-low tax companies, while the windfall from lower taxes could boost business and consumer spending.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.84%	13.99%
U.S. small cap equities (Russell 2000® Index)	3.25	11.79
International equities (MSCI Europe, Australasia, Far East Index)	2.63	14.80
Emerging market equities (MSCI Emerging Markets Index)	8.96	24.93
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.64	1.11
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(2.66)	(1.13)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.08)	1.20
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.29)	2.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(0.39)	3.78
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Money Market Overview  For the 12-Month Period Ended March 31, 2018

Notable conditions during 2017 included the continued gradual removal of monetary accommodation by the Federal Open Market Committee (the “FOMC”), the nomination of a new chairman of the FOMC, pronounced demand for U.S. dollar funding heading into year end, a series of short-term spending agreements to keep the government open, and the passage of U.S. tax reform.

The U.S. debt ceiling was a focus during the summer months. Volatility was manifest via an earlier-than-usual back up in yields of Treasury bills deemed most at risk of a potential delay in payment if the borrowing capacity was not addressed in a timely fashion. In September, as anticipated, the FOMC announced the commencement of its balance sheet normalization program starting in October 2017. A total of $10 billion of Treasury and agency mortgage-backed securities were initially allowed to mature each month, with the aggregate sum rising by a like amount each quarter until reaching a “roll off” rate of $50 billion per month. Jerome Powell was nominated as Chairman of the FOMC in November to replace Janet Yellen, who stepped down upon Powell’s confirmation in February 2018.

Credit spreads as reflected in the differential between three-month London Inter-Bank Offered Rate and overnight index swaps widened heading into year end as fund managers generally maintained a defensive posture while certain banks appeared to limit the availability of U.S. dollar funding given balance sheet management concerns.

Heading into the end of the first quarter of 2018, the FOMC continued on their path of removing monetary policy accommodation with a 0.25% rate increase at their March meeting. This brought the Fed Funds target rate range between 1.50% and 1.75%. Following the resolution of the debt ceiling limit in early February, the U.S. Treasury increased net bill supply by an estimated $330 billion during a six-week period ending March 29, 2018. The massive amount of supply, in combination with the base erosion and anti-abuse tax stemming from the repatriation of U.S. dollars held offshore, pressured short term credit spreads wider. The cheapening persisted throughout March, negatively impacting asset valuations.

In our opinion, at least two additional 0.25% interest rate increases are possible during the balance of 2018, with the next rate increase expected to occur at the June 13, 2018 meeting. While income tax receipts should produce a temporary respite from the heavy Treasury bill issuance experienced during the latter half of the quarter, a projected decline in revenues from the tax overhaul along with an increase in federal spending are expected to result in elevated net Treasury bill supply in subsequent months.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Information as of March 31, 2018	BBIF Money Fund

Investment Objective

BBIF Money Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity.

CURRENT SEVEN-DAY YIELDS

	7-Day SEC Yields	7-Day Yields
Class 1	0.16%	0.16%
Class 2	0.78	0.78
Class 3	1.10	1.10
Class 4	1.10	1.10

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including administration fees, service and distribution fees, and other fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2017 and held through March 31, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (10/01/17)	Ending Account Value (03/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Class 1	$1,000.00	$1,000.10	$6.43	$1,000.00	$1,018.50	$6.49	1.29%
Class 2	1,000.00	1,002.10	4.34	1,000.00	1,020.59	4.38	0.87
Class 3	1,000.00	1,003.70	2.75	1,000.00	1,022.19	2.77	0.55
Class 4	1,000.00	1,003.70	2.75	1,000.00	1,022.19	2.77	0.55

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)	For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund invests all of its assets in the Master LLC, the expense example reflects the net expenses of both the Fund and the Master LLC in which it invests.

FUND INFORMATION / DISCLOSURE OF EXPENSES	5

Statement of Assets and Liabilities

March 31, 2018

BBIF Money Fund

ASSETS
Investments at value — Master Money LLC (the “Master LLC”) (cost — $2,143,904,982)	$2,143,904,982
Receivables:
Withdrawals from the Master LLC	14,679,849
Prepaid expenses	318,099

Total assets	2,158,902,930

LIABILITIES
Payables:
Capital shares redeemed	14,679,849
Income dividends	118,202
Service and distribution fees	238,625
Administration fees	508,085
Officer’s fees	536
Other accrued expenses	99,001

Total liabilities	15,644,298

NET ASSETS	$2,143,258,632

NET ASSETS CONSIST OF
Paid-in capital	$2,143,249,059
Undistributed net investment income	3,485
Accumulated net realized gain allocated from the Master LLC	6,088

NET ASSETS	$2,143,258,632

NET ASSET VALUE
Class 1 — Based on net assets of $190,702,882 and 190,702,817 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Class 2 — Based on net assets of $269,725,042 and 269,724,953 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Class 3 — Based on net assets of $669,907,884 and 669,907,661 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Class 4 — Based on net assets of $1,012,922,824 and 1,012,922,482 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

See notes to financial statements.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Operations

Year Ended March 31, 2018

BBIF Money Fund

INVESTMENT INCOME
Net investment income allocated from the Master LLC:
Interest — unaffiliated	$28,158,264
Other income — affiliated	2,491
Expenses	(3,553,303)

Total investment income	24,607,452

FUND EXPENSES
Service and distribution — class specific	11,384,646
Administration	6,301,457
Registration	692,795
Transfer agent — class specific	245,742
Professional	51,381
Printing	44,799
Accounting services	37,261
Officer	1,080
Miscellaneous	15,775

Total expenses	18,774,936

Less:
Service and distribution fees waived — class specific	(6,438,344)

Total expenses after fees waived	12,336,592

Net investment income	12,270,860

REALIZED GAIN ALLOCATED FROM THE MASTER LLC
Net realized gain from investments	6,088

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,276,948

See notes to financial statements.

FINANCIAL STATEMENTS	7

Statements of Changes in Net Assets

	BBIF Money Fund
	Year Ended March 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,270,860	$356,354
Net realized gain	6,088	12,054

Net increase in net assets resulting from operations	12,276,948	368,408

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Class 1	(11,624)	(1,285)
Class 2	(760,598)	(2,047)
Class 3	(4,399,727)	(117,521)
Class 4	(7,104,397)	(235,501)
From net realized gain:
Class 1	—	(2,844)
Class 2	—	(4,571)
Class 3	—	(12,184)
Class 4	—	(20,548)

Decrease in net assets resulting from distributions to shareholders	(12,276,346)	(396,501)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(961,514,332)	757,842,814

NET ASSETS
Total increase (decrease) in net assets	(961,513,730)	757,814,721
Beginning of year	3,104,772,362	2,346,957,641

End of year	$2,143,258,632	$3,104,772,362

Undistributed net investment income, end of year	$3,485	$—

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BBIF Money Fund
	Class 1
	Year Ended March 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income	0.0001	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized and unrealized gain	0.0000 (a)	0.0000	(a)	0.0000	(a)	0.0001		0.0001

Net increase from investment operations	0.0001	0.0000		0.0000		0.0001		0.0001

Distributions(b)
From net investment income	(0.0001)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—	(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0001)

Total distributions	(0.0001)	(0.0000)		(0.0000)		(0.0001)		(0.0001)

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.01%	0.00%		0.00%		0.01%		0.01%

Ratios to Average Net Assets(e)
Total expenses	1.46%	1.46%		1.45%		1.45	%(f)	1.44%

Total expenses after fees waived and/or reimbursed	1.12%	0.47%		0.30%		0.24	%(f)	0.24%

Net investment income	0.01%	0.00%		0.00%		0.00	%(f)	0.00%

Supplemental Data
Net assets, end of year (000)	$190,703	$226,031		$212,225		$252,910		$268,531

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	9

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BBIF Money Fund (continued)
	Class 2
	Year Ended March 31,
	2018	2017		2016		2015		2014
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income	0.0026	0.0000	(a)	0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized and unrealized gain	0.0001	0.0000	(a)	0.0000	(a)	0.0001		0.0001

Net increase from investment operations	0.0027	0.0000		0.0000		0.0001		0.0001

Distributions(b)
From net investment income	(0.0027)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—	(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0001)

Total distributions	(0.0027)	(0.0000)		(0.0000)		(0.0001)		(0.0001)

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.27%	0.00%		0.00%		0.01%		0.01%

Ratios to Average Net Assets(e)
Total expenses	1.10%	1.10%		1.10%		1.10	%(f)	1.09%

Total expenses after fees waived and/or reimbursed	0.87%	0.47%		0.30%		0.24	%(f)	0.24%

Net investment income	0.26%	0.00%		0.00%		0.00	%(f)	0.00%

Supplemental Data
Net assets, end of year (000)	$269,725	$330,219		$268,731		$276,325		$317,401

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BBIF Money Fund (continued)
	Class 3
	Year Ended March 31,

	2018	2017		2016		2015		2014
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income	0.0057	0.0002		0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized and unrealized gain	0.0001	0.0000	(a)	0.0000	(a)	0.0001		0.0001

Net increase from investment operations	0.0058	0.0002		0.0000		0.0001		0.0001

Distributions(b)
From net investment income	(0.0058)	(0.0002)		(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—	(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0001)

Total distributions	(0.0058)	(0.0002)		(0.0000)		(0.0001)		(0.0001)

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.58%	0.02%		0.00%		0.01%		0.01%

Ratios to Average Net Assets(e)
Total expenses	0.80%	0.80%		0.80%		0.79	%(f)	0.79%

Total expenses after fees waived and/or reimbursed	0.55%	0.46%		0.30%		0.24	%(f)	0.24%

Net investment income	0.57%	0.02%		0.00%		0.00	%(f)	0.00%

Supplemental Data
Net assets, end of year (000)	$669,908	$823,427		$613,572		$623,513		$695,307

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	11

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BBIF Money Fund (continued)
	Class 4
	Year Ended March 31,

	2018	2017		2016		2015		2014
Net asset value, beginning of year	$1.00	$1.00		$1.00		$1.00		$1.00

Net investment income	0.0056	0.0002		0.0000	(a)	0.0000	(a)	0.0000	(a)
Net realized and unrealized gain	0.0002	0.0000	(a)	0.0000	(a)	0.0001		0.0001

Net increase from investment operations	0.0058	0.0002		0.0000		0.0001		0.0001

Distributions(b)
From net investment income	(0.0058)	(0.0002)		(0.0000	)(c)	(0.0000	)(c)	(0.0000	)(c)
From net realized gain	—	(0.0000	)(c)	(0.0000	)(c)	(0.0001)		(0.0001)

Total distributions	(0.0058)	(0.0002)		(0.0000)		(0.0001)		(0.0001)

Net asset value, end of year	$1.00	$1.00		$1.00		$1.00		$1.00

Total Return(d)
Based on net asset value	0.58%	0.02%		0.00%		0.01%		0.01%

Ratios to Average Net Assets(e)
Total expenses	0.80%	0.80%		0.80%		0.79	%(f)	0.78%

Total expenses after fees waived and/or reimbursed	0.55%	0.46%		0.30%		0.24	%(f)	0.24%

Net investment income	0.56%	0.02%		0.00%		0.00	%(f)	0.00%

Supplemental Data
Net assets, end of year (000)	$1,012,923	$1,725,095		$1,252,429		$1,244,875		$1,086,357

(a)	Amount is less than $0.00005 per share.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.00005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
(f)	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements	BBIF Money Fund

1.	ORGANIZATION

BBIF Money Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing all of its assets in Master Money LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. At March 31, 2018, the percentage of the Master LLC owned by the Fund was 20.1%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares, designated Class 1, Class 2, Class 3 and Class 4 Shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing, distribution, and the additional incremental transfer agency costs resulting from the conversion of shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Trustees of the Fund and Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

The Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

The Fund, together with certain other affiliated registered investment companies advised by BlackRock Advisors, LLC (the “Administrator”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses on a daily basis. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared and reinvested daily. Distributions of capital gains are distributed at least annually and are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s policy is to value its financial instruments at fair value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 3 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

4.	ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Administration: The Fund entered into an Administration Agreement with the Administrator, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily net assets of the Fund. The Fund does not pay an investment advisory fee or investment management fee.

NOTES TO FINANCIAL STATEMENTS	13

Notes to Financial Statements (continued)	BBIF Money Fund

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Class 1	Class 2	Class 3	Class 4
Service Fees	0.25%	0.25%	0.25%	0.25%
Distribution Fees	0.750%	0.425%	0.125%	0.125%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Class 1, Class 2, Class 3 and Class 4 shareholders.

For the year ended March 31, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Class 1	Class 2	Class 3	Class 4	Total
Service and distribution fees	$1,934,050	$1,938,251	$2,852,588	$4,659,757	$11,384,646

Transfer Agent: For the year ended March 31, 2018, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Class 1	Class 2	Class 3	Class 4	Total
$92,164	$32,558	$34,621	$86,399	$245,742

Expense Waivers and Reimbursements: The Fund entered into a contractual arrangement with the Administrator and BRIL to waive and/or reimburse a portion of the Fund’s direct fees and expenses, which excludes fees and expenses allocated from the Master LLC, to ensure that the net expenses for the Fund’s Class 2 Shares are 0.32% higher than those of BIF Money Fund, and the net expenses for the Fund’s Class 3 and Class 4 Shares are equal to those of BIF Money Fund, without giving effect to any voluntary fee waivers. The fee waiver includes service and distribution fees. The Administrator and BRIL have agreed not to reduce or discontinue this contractual waiver or reimbursement until August 1, 2019. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested Directors or by a vote of a majority of the outstanding voting securities of the Fund. These amounts are included in service and distribution fees waived – class specific in the Statement of Operations.

The Administrator and BRIL voluntarily agreed to waive a portion of their respective administration and service and distribution fees and/or reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statement of Operations as service and distribution fees waived — class specific. The Administrator and BRIL may discontinue the waiver and/or reimbursement at any time.

For the year ended March 31, 2018, the amounts included in service and distribution fees waived – class specific were as follows:

	Class 1	Class 2	Class 3	Class 4	Total
Service and distribution fees waived	$670,462	$703,624	$1,923,704	$3,140,554	$6,438,344

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended March 31, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

5.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended March 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	BBIF Money Fund

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference attributable to the reclasscifications of distributions was reclassified to the following accounts:

Undistributed net investment income	$8,971
Accumulated net realized gain allocated from Master LLC	(8,971)

The tax character of distributions paid was as follows:

	03/31/18	03/31/17
Ordinary income	$12,276,346	$396,501

As of period end, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$19,709
Accumulated net unrealized loss(a)	(10,136)

Total	$9,573

(a)	The difference between book-basis and tax-basis unrealized losses is attributable to the tax deferral of losses on wash sales.

6.	CAPITAL SHARE TRANSACTIONS

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of all distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

	Year Ended
	03/31/18	03/31/17
Class 1
Shares sold	1,741,317,096	2,186,399,529
Shares issued in reinvestment of distributions	9,482	4,051
Shares redeemed	(1,776,654,823)	(2,172,595,416)

Net increase (decrease)	(35,328,245)	13,808,164

Class 2
Shares sold	2,041,434,694	2,003,865,571
Shares issued in reinvestment of distributions	748,725	6,505
Shares redeemed	(2,102,677,186)	(1,942,380,698)

Net increase (decrease)	(60,493,767)	61,491,378

Class 3
Shares sold	4,180,204,486	3,842,609,329
Shares issued in reinvestment of distributions	4,365,197	129,532
Shares redeemed	(4,338,089,368)	(3,632,876,255)

Net increase (decrease)	(153,519,685)	209,862,606

Class 4
Shares sold	13,988,294,204	13,310,693,788
Shares issued in reinvestment of distributions	7,055,101	255,754
Shares redeemed	(14,707,521,940)	(12,838,268,876)

Net increase (decrease)	(712,172,635)	472,680,666

Total Net Increase (Decrease)	(961,514,332)	757,842,814

7.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	15

Report of Independent Registered Public Accounting Firm	BBIF Money Fund

To the Shareholders and the Board of Trustees of BBIF Money Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BBIF Money Fund (the “Fund”), as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

May 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information  (unaudited)

During the fiscal year ended March 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Funds:

Federal Obligation Interest(a)	71.29%
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(b)	100.00%

(a)	The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Master LLC Portfolio Information as of March 31, 2018	Master Money LLC

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
U.S. Treasury Obligations	41%
U.S. Government Sponsored Agency Obligations	37
Repurchase Agreements	20
Other Assets Less Liabilities	2

MASTER LLC PORTFOLIO INFORMATION	17

Schedule of Investments March 31, 2018	Master Money LLC (Percentages shown are based on Net Assets)

Security	Par (000)	Value
U.S. Government Sponsored Agency Obligations — 37.1%
Federal Farm Credit Bank Discount Notes, 1.54%, 08/10/18(a)	USD 8,825	$8,776,188
Federal Farm Credit Bank Variable Rate Notes(b):
(LIBOR USD 3 Month - 0.03%), 1.67%, 04/09/18	40,000	39,999,956
(LIBOR USD 1 Month + 0.20%), 2.01%, 06/18/18	40,325	40,325,902
(LIBOR USD 1 Month - 0.10%), 1.78%, 07/25/19	45,500	45,476,340
Federal Home Loan Bank Discount Notes(a):
1.36%, 04/03/18	146,110	146,098,961
1.42%, 04/04/18	220,755	220,728,877
1.48%, 04/06/18	75,000	74,984,583
1.60%, 04/11/18	92,930	92,888,694
1.59%, 04/18/18	150,000	149,887,375
1.60%, 04/20/18	273,890	273,658,860
1.47%, 05/01/18	118,020	117,876,140
1.54%, 05/07/18	22,075	22,041,225
1.73%, 05/09/18	119,090	118,872,548
1.62%, 05/16/18	137,060	136,784,167
1.48%, 06/06/18	52,000	51,859,955
1.72%, 06/13/18	145,170	144,666,623
1.94%, 08/29/18	22,440	22,260,480
1.92%, 09/19/18	38,790	38,438,999
Federal Home Loan Bank Variable Rate Notes(b):
(LIBOR USD 1 Month - 0.14%), 1.61%, 04/13/18	300,725	300,725,000
(LIBOR USD 1 Month - 0.14%), 1.67%, 04/17/18	93,590	93,590,000
(LIBOR USD 3 Month - 0.35%), 1.45%, 05/09/18	65,000	65,000,000
(LIBOR USD 1 Month - 0.14%), 1.55%, 06/05/18	80,000	80,000,000
(LIBOR USD 3 Month - 0.16%), 1.89%, 06/08/18	56,500	56,500,000
(LIBOR USD 1 Month - 0.14%), 1.55%, 07/05/18	117,190	117,190,000
(LIBOR USD 1 Month - 0.04%), 1.68%, 07/09/18	133,000	133,000,000
(LIBOR USD 1 Month - 0.15%), 1.73%, 07/27/18	74,485	74,485,000
(LIBOR USD 1 Month - 0.15%), 1.63%, 08/15/18	41,950	41,950,000
(LIBOR USD 1 Month - 0.15%), 1.71%, 08/22/18	101,780	101,780,093
(LIBOR USD 1 Month - 0.12%), 1.57%, 10/03/18	87,500	87,500,000
(LIBOR USD 1 Month - 0.10%), 1.56%, 11/01/18	88,500	88,500,000
(LIBOR USD 1 Month - 0.10%), 1.57%, 11/02/18	228,000	228,000,000
(LIBOR USD 1 Month - 0.13%), 1.66%, 11/16/18	150,000	150,000,000
(LIBOR USD 1 Month - 0.07%), 1.77%, 12/19/18	100,000	100,000,000
(LIBOR USD 1 Month - 0.09%), 1.78%, 01/25/19	90,145	90,145,000
(LIBOR USD 1 Month - 0.13%), 1.75%, 01/28/19	51,035	51,035,000
(LIBOR USD 1 Month - 0.07%), 1.67%, 02/11/19	24,545	24,552,502
(LIBOR USD 3 Month - 0.16%), 1.91%, 06/12/19	36,635	36,623,587
(LIBOR USD 3 Month - 0.16%), 2.04%, 06/20/19	88,270	88,270,000
(LIBOR USD 1 Month - 0.08%), 1.80%, 08/27/19	80,260	80,260,000
(LIBOR USD 3 Month - 0.14%), 2.04%, 12/19/19	45,895	45,895,000
Federal Home Loan Mortgage Corp. Notes, 0.88%, 10/12/18	69,400	69,125,562

Total U.S. Government Sponsored Agency Obligations — 37.1% (Cost: $3,949,752,617)		3,949,752,617

U.S. Treasury Obligations — 41.0%
U.S. Treasury Bills(a):
1.46%, 04/05/18	616,595	616,495,597
1.49%, 04/12/18	250,000	249,886,792
1.72%, 04/19/18	300,000	299,742,000
1.27%, 05/03/18	132,000	131,852,160
1.58%, 05/17/18	544,885	543,791,900
1.45%, 05/31/18	51,085	50,962,822
1.46%, 06/07/18	226,120	225,510,337
1.47%, 06/14/18	25,240	25,164,511
1.50%, 06/21/18	8,450	8,421,766
1.54%, 06/28/18	385,445	384,003,436
1.59%, 07/12/18	150,000	149,330,625

Security	Par (000)	Value
U.S. Treasury Obligations (continued)
1.50%, 07/19/18	USD 138,025	$137,403,261
1.64%, 08/02/18	175,670	174,694,665
1.69%, 08/09/18	190,915	189,760,692
1.78%, 08/16/18	86,425	85,845,279
1.84%, 08/23/18	119,055	118,188,280
1.87%, 09/13/18	48,685	48,271,715
1.97%, 09/20/18	500,000	495,341,667
1.91%, 09/27/18	208,000	206,040,149
U.S. Treasury Notes:
1.38%, 07/31/18	48,885	48,875,439
(U.S. Treasury 3 Month Bill Money Market Yield + 0.17%), 1.94%, 07/31/18(b)	180,000	180,065,595

Total U.S. Treasury Obligations — 41.0% (Cost: $4,369,648,688)		4,369,648,688

Total Repurchase Agreements — 20.2% (Cost: $2,153,780,000)		2,153,780,000

Total Investments — 98.3% (Cost: $10,473,181,305)(c)		10,473,181,305
Other Assets Less Liabilities — 1.7%		184,170,921

Net Assets — 100.0%		$10,657,352,226

(a)	Rates are discount rates or a range of discount rates at the time of purchase.
(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Cost for U.S. federal income tax purposes.

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) March 31, 2018	Master Money LLC

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Bank of Montreal	1.77%		03/29/18	04/02/18	$146,000	$146,000	$146,028,713	U.S. Treasury Obligations, 0.00% to 3.00%, due 04/26/18 to 05/15/47	$151,935,700	$148,920,041
Citigroup Global Markets, Inc.	1.80		03/29/18	04/02/18	125,000	125,000	125,025,000	U.S. Treasury Obligations, 1.63% to 2.63%, due 11/15/20 to 04/30/23	131,375,900	127,500,053
	1.81		03/29/18	04/02/18	10,000	10,000	10,002,011	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 0.00% to 4.50%, due 05/17/18 to 10/20/67	9,191,074	10,206,543

Total Citigroup Global Markets, Inc.						$135,000				$137,706,596

Goldman Sachs & Co. LLC	1.85		03/28/18	04/04/18	187,000	187,000	187,067,268	U.S. Government Sponsored Agency Obligations, 2.50% to 6.50%, due 11/15/23 to 03/15/53	301,802,673	190,767,923
HSBC Securities USA, Inc.	1.76		03/27/18	04/03/18	59,000	59,000	59,020,191	U.S. Treasury Obligations, 0.13% to 0.38%, due 04/15/22 to 07/15/25	59,107,000	60,289,765
	1.78		03/29/18	04/05/18	104,000	104,000	104,035,996	U.S. Treasury Obligations, 0.13% to 1.13%, due 01/15/21 to 04/15/22	102,644,700	106,161,077

Total HSBC Securities USA, Inc.						$163,000				$166,450,842

J.P. Morgan Securities LLC	1.80		03/29/18	04/02/18	20,000	20,000	20,004,000	U.S. Treasury Obligation, 1.50%, due 07/15/20	20,735,000	20,410,568
	1.81		03/29/18	04/02/18	175,000	175,000	175,035,194	U.S. Government Sponsored Agency Obligations, 2.50% to 8.00%, due 09/15/25 to 07/15/59	240,044,530	178,701,460
	2.05	(a)	03/29/18	05/08/18	268,500	268,500	269,112,517	U.S. Government Sponsored Agency Obligations, 2.50% to 5.50%, due 08/25/33 to 07/25/47	471,091,000	287,647,405

Total J.P. Morgan Securities LLC						$463,500				$486,759,433

Merrill Lynch, Pierce, Fenner & Smith, Inc.	1.81		03/29/18	04/02/18	21,000	21,000	21,004,223	U.S. Government Sponsored Agency Obligation, 3.50%, due 05/20/46	28,595,568	21,420,001
	1.83		03/28/18	04/04/18	55,000	55,000	55,019,571	U.S. Government Sponsored Agency Obligation, 2.50%, due 05/01/30	88,204,085	56,650,000

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.						$76,000				$78,070,001

Mizuho Securities USA LLC	1.81		03/29/18	04/02/18	50,000	50,000	50,010,056	U.S. Government Sponsored Agency Obligations, 0.88% to 3.38%, due 06/14/19 to 05/18/28	51,255,000	51,002,214
Natixis SA	1.80	(b)	03/29/18	04/02/18	200,000	200,000	200,040,000	U.S. Treasury Obligations, 0.00% to 8.75%, due 08/30/18 to 08/15/47	191,530,300	204,000,000
	1.81	(b)	03/29/18	04/02/18	104,000	104,000	104,020,916	U.S. Government Sponsored Agency Obligations and U.S. Treasury Obligations, 0.13% to 8.75%, due 05/15/20 to 02/20/48	170,668,301	106,638,442

Total Natixis SA						$304,000				$310,638,442

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (continued) March 31, 2018	Master Money LLC

	Repurchase Agreements						Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
RBC Capital Markets LLC	1.81%	03/29/18	04/02/18	$81,000	$81,000	81,016,290	U.S. Government Sponsored Agency Obligations, 0.00% to 40.00%, due 04/01/18 to 03/20/48	$987,653,027	$84,003,927
TD Securities USA LLC	1.80	03/29/18	04/02/18	44,000	44,000	44,008,800	U.S. Treasury Obligations, 2.00% to 2.13%, due 02/29/24 to 05/31/24	46,210,300	44,880,058
	1.81	03/29/18	04/02/18	350,280	350,280	350,350,445	U.S. Government Sponsored Agency Obligations, 3.00% to 4.50%, due 06/15/42 to 08/20/47	426,689,917	360,195,751

Total TD Securities USA LLC					$394,280				$405,075,809

Wells Fargo Securities LLC	1.73	03/28/18	04/04/18	76,000	76,000	76,025,566	U.S. Government Sponsored Agency Obligations, 3.50%, due 03/01/33 to 04/01/33	76,543,485	78,280,001
	1.82	03/29/18	04/05/18	78,000	78,000	78,027,603	U.S. Government Sponsored Agency Obligations, 4.00% to 4.50%, due 11/01/47 to 01/01/48	78,522,827	80,340,000

Total Wells Fargo Securities LLC					$154,000				$158,620,001

					$2,153,780				$2,218,015,229

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)	Variable rate security. Rate shown is the rate in effect as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Master LLC’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities(a)	$—	$10,473,181,305	$—	$10,473,181,305

(a) See above Schedule of Investments for values in each security type.

During the year ended March 31, 2018, there were no transfers between levels.

See notes to financial statements.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

March 31, 2018

Master Money LLC

ASSETS
Investments at value — unaffiliated (cost — $8,319,401,305)	$8,319,401,305
Cash	219,684,297
Repurchase agreements at value (cost — $2,153,780,000)	2,153,780,000
Receivables:
Investments sold	22,620,000
Interest — unaffiliated	3,501,996
Prepaid expenses	22,914

Total assets	10,719,010,512

LIABILITIES
Payables:
Investments purchased	45,494,302
Withdrawals to investors	14,679,849
Investment advisory fees	1,283,579
Directors’ fees	46,269
Other affiliates	34,751
Other accrued expenses	119,536

Total liabilities	61,658,286

NET ASSETS	$10,657,352,226

NET ASSETS CONSIST OF
Investors’ capital	$10,657,352,226

Statement of Operations

Year Ended March 31, 2018

Master Money LLC

INVESTMENT INCOME
Interest — unaffiliated	$128,592,941
Other income — affiliated	10,832

Total investment income	128,603,773

EXPENSES
Investment advisory	15,129,166
Accounting services	442,364
Directors	215,631
Custodian	159,164
Professional	60,463
Printing	4,138
Miscellaneous	53,748

Total expenses	16,064,674

Net investment income	112,539,099

REALIZED GAIN
Net realized gain from investments	25,903

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$112,565,002

See notes to financial statements.

FINANCIAL STATEMENTS	21

Statements of Changes in Net Assets

	Master Money LLC
	Year Ended March 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$112,539,099	$36,607,621
Net realized gain	25,903	47,600

Net increase in net assets resulting from operations	112,565,002	36,655,221

CAPITAL TRANSACTIONS
Proceeds from contributions	76,373,148,421	79,346,944,764
Value of withdrawals	(78,177,875,546)	(74,558,325,032)

Net increase (decrease) in net assets derived from capital transactions	(1,804,727,125)	4,788,619,732

NET ASSETS
Total increase (decrease) in net assets	(1,692,162,123)	4,825,274,953
Beginning of year	12,349,514,349	7,524,239,396

End of year	$10,657,352,226	$12,349,514,349

Financial Highlights

	Master Money LLC
	Year Ended March 31,
	2018		2017	2016	2015	2014

Total Return
Total return	1.00	%(a)	0.33%	0.15%	0.10%	0.10%

Ratios to Average Net Assets
Total expenses	0.14%		0.14%	0.15%	0.15%	0.15%

Total expenses after fees waived and paid indirectly	0.14%		0.14%	0.15%	0.15%	0.15%

Net investment income	0.99%		0.33%	0.15%	0.09%	0.09%

Supplemental Data
Net assets, end of year (000)	$10,657,352		$12,349,514	$7,524,239	$7,224,838	$7,377,431

(a)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.

See notes to financial statements.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements	Master Money LLC

1.	ORGANIZATION

Master Money LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests, subject to certain limitations.

The Master LLC operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Master LLC is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Master LLC’s weekly liquid assets.

The Master LLC, together with certain other affiliated registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master LLC is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Master LLC.

Indemnifications: In the normal course of business, the Master LLC enters into contracts that contain a variety of representations that provide general indemnification. The Master LLC’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master LLC, which cannot be predicted with any certainty.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds, including other funds managed by the Administrator, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Master LLC seeks to maintain the net asset value (“NAV”) per share of its feeder funds at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•	Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•	Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	23

Notes to Financial Statements (continued)	Master Money LLC

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for the Master LLC and its counterparties. Typically, the Master LLC and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the Master LLC, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, the Master LLC could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by the Master LLC under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Master LLC, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Master LLC receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Master LLC would recognize a liability with respect to such excess collateral. The liability reflects the Master LLC’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC entered into an Investment Advisory Agreement with the Manager, the Master LLC’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC.

For such services, the Master LLC pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master LLC’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.250%
$500 Million — $1 Billion	0.175
Greater than $1 Billion	0.125

Expense Waivers and Reimbursements: The Manager voluntarily agreed to waive a portion of its respective investment advisory fees and/or reimburse operating expenses to enable the feeder funds that invest in the Master LLC to maintain minimum levels of daily net investment income. These amounts, if any, are reported in the Statement of Operations as Fees waived and/or reimbursed by the Manager. The Manager may discontinue the waiver and/or reimbursement at any time.

For the year ended March 31, 2018, the Master LLC reimbursed the Manager $132,225 for certain accounting services, which is included in accounting services in the Statement of Operations.

Directors and Officers: Certain Directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

Other Transaction: During the year ended March 31, 2018, the Master LLC received a reimbursement of $10,832 from an affiliate, which is shown as other income in the Statement of Operations, relating to an operating error.

6.	INCOME TAX INFORMATION

The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns generally remains open for each of the four years ended March 31, 2018. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC as of March 31, 2018, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Master LLC’s financial statements.

7.	PRINCIPAL RISKS

In the normal course of business, the Master LLC invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master LLC to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master LLC’s prospectus provides details of the risks to which the Master LLC is subject.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (continued)	Master Money LLC

Counterparty Credit Risk: The Master LLC may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	25

Report of Independent Registered Public Accounting Firm	Master Money LLC

To the Shareholders and the Board of Directors of Master Money LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Money LLC (the “Fund”), as of March 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

May 22, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Director and Officer Information

Independent Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board (d) and Director (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	26 RICs consisting of 142 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018) (d) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	26 RICs consisting of 142 Portfolios	None
Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute since 2014; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	26 RICs consisting of 142 Portfolios	None
Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	26 RICs consisting of 142 Portfolios	None
Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	26 RICs consisting of 142 Portfolios	None
Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	26 RICs consisting of 142 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	26 RICs consisting of 142 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Director (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	26 RICs consisting of 142 Portfolios	None

DIRECTOR AND OFFICER INFORMATION	27

Director and Officer Information  (continued)

Independent Directors (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	26 RICs consisting of 142 Portfolios	None
Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	26 RICs consisting of 142 Portfolios	None
Frederick W. Winter 1945	Director (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	26 RICs consisting of 142 Portfolios	None

Interested Directors (a)(e)
Robert Fairbairn 1965	Director (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	128 RICs consisting of 312 Portfolios	None
John M. Perlowski 1964	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 312 Portfolios	None

(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Officers Who Are Not Directors (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer (Since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Fund/Master LLC serve at the pleasure of the Board.

Further information about the Fund’s/Master LLC’s Directors and Officers is available in the Fund’s/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 626-1960.

Effective February 22, 2018, Barbara G. Novick resigned, and Robert Fairbairn was appointed, as an Interested Director of the Fund/Master LLC.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Fund/Master LLC.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

JPMorgan Chase Bank, N.A

New York, New York 10179

Transfer Agent

Financial Data Services, LLC

Jacksonville, FL 32246

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund/Master LLC

100 Bellevue Parkway

Wilmington, DE 19809

DIRECTOR AND OFFICER INFORMATION	29

Additional Information

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safe-guarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency Abbreviation

USD	United States Dollar

Portfolio Abbreviation

LIBOR	London Interbank Offered Rate

GLOSSARY OF TERMS USED IN THIS REPORT	31

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund at any time. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

BBIFM-3/18-AR

Item 2 –	Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency as to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock Advisors, LLC’s (“Investment Adviser” or “BlackRock”) General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BBIF Money Fund	$8,000	$8,198	$0	$2,000	$9,800	$9,792	$0	$0
Master Money LLC	$26,000	$32,997	$0	$0	$13,300	$13,260	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and

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advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

(Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BBIF Money Fund	$9,800	$11,792
Master Money LLC	$13,300	$13,260

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

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Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N- CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrants.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BBIF Money Fund and Master Money LLC

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BBIF Money Fund and Master Money LLC

Date: June 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BBIF Money Fund and Master Money LLC

Date: June 1, 2018

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BBIF Money Fund and Master Money LLC

Date: June 1, 2018

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